UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2014

Flint Hills Resources Houston Chemical, LLC

(formerly known as PL Propylene LLC and as successor by merger to PetroLogistics LP)
(Exact name of registrant as specified in its charter)

001-35529
Delaware	333-190106	20-8366084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4111 E. 37th St. North
Wichita, Kansas 67220-3203
(Address of principal executive office) (Zip Code)

(316) 828-5000
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 24, 2014, Flint Hills Resources Houston Chemical, LLC (the “Company”) issued a press release with respect to the previously announced solicitation of consents from holders of the outstanding 6.25% Senior Notes due 2020 issued by PetroLogistics LP, a predecessor to the Company, and FHR Houston Chemical Finance Corp., formerly known as PetroLogistics Finance Corp.

A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Number	Exhibit
99.1	Press Release dated July 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLINT HILLS RESOURCES HOUSTON CHEMICAL, LLC
(as successor to PetroLogistics LP)

By:	/s/ Alan D. Hallock
Alan D. Hallock Secretary

Date: July 24, 2014

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated July 24, 2014